UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2021

BIOMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Ave. Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (949) 645-2111

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Biomerica, Inc. (the “Company”) held its 2021 annual meeting (the “2021 Annual Meeting”) of stockholders of the Company on December 9, 2021, at its corporate headquarter in Irvine, California. As of October 15, 2021, the record date for the 2021 Annual Meeting, the Company had 12,510,210 shares of its common stock outstanding and entitled to vote, of which 8,118,145 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote at the 2021 Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the 2021 Annual Meeting.

Proposal No. 1:  The Company’s stockholders elected each of the five nominees named below to serve on the Company’s Board of Directors until the next annual meeting of stockholders of the Company and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Zackary Irani	4,867,206	37,154	3,213,785
Catherine Coste	4,873,746	30,614	3,213,785
Allen Barbieri	4,855,581	48,779	3,213,785
Jane Emerson, M.D., Ph.D.	4,864,116	40,244	3,213,785
Mark Sirgo, Pharm. D.	4,863,892	40,468	3,213,785

Proposal No. 2:  The Company’s stockholders ratified the advisory vote on the named executive officers’ compensation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
4,805,845	64,181	34,334	3,213,785

Proposal No. 3:  A majority of the Company’s stockholders voted on the option of every one year as the frequency of future advisory votes on executive compensation.

Every one year	Every two years	Every three years	Abstain	Broker Non-Votes
3,692,928	92,600	1,106,395	12,437	3,213,785

Proposal No. 4:  The Company’s stockholders ratified the appointment of PFK, LLP as the Company’s independent public accounting firm for the fiscal year ending May 31, 2022.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,085,541	25,661	6,943	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Date: December 10, 2021	By:	/s/ Zackary S. Irani
Zackary S. Irani Chief Executive Officer

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